Exhibit 99.1

Ventas, Inc.	353 N. Clark Street, Suite 3300	Chicago, Illinois 60654	(877) 4-VENTAS	www.ventasreit.com

Contact:	Lori B. Wittman
(877) 4-VENTAS

VENTAS CLOSES NEW $3 BILLION UNSECURED CREDIT FACILITY

Company Lengthens Maturities, Improves Pricing and Increases Term Loans

CHICAGO, IL (December 10, 2013) — Ventas, Inc. (NYSE: VTR) (“Ventas” or the “Company”) said today that its subsidiary, Ventas Realty, Limited Partnership, has closed a new $3 billion unsecured credit facility (the “Credit Facility”). The Credit Facility is comprised of a $2 billion revolving credit facility initially priced at 100 basis points over LIBOR, and a $200 million four-year term loan and an $800 million five-year term loan, each initially priced at 105 basis points over LIBOR.

“Ventas’s successful completion of our new credit facility reduces our debt costs and enhances our liquidity, so that we can continue to grow and perform,” Ventas Chairman and Chief Executive Officer Debra A. Cafaro said.  “Our strong balance sheet, consistent superior performance, growing cash flows and credit ratings improvements all contributed to the success of this facility.  We are extremely appreciative of the support we received from our 23 new and incumbent lenders and pleased by the depth and breadth of their capital commitments, which exceeded $4 billion,” she added.

The Company’s new $2 billion revolving credit facility matures in January 2018 and can be extended for an additional year at the Company’s option, subject to the satisfaction of certain conditions.  At closing, the revolving credit facility had nearly $2 billion of available borrowing capacity.

The new $200 million and $800 million term loans are fully funded and mature in January 2018 and January 2019, respectively. The Credit Facility includes a $500 million “accordion feature” that permits the Company to expand its borrowing capacity to a total of $3.5 billion.

Proceeds of the new Credit Facility were used to repay amounts outstanding under the Company’s previous $2 billion unsecured revolving credit facility, which had been priced at 110 basis points over LIBOR and scheduled to mature in October 2015, and $680 million in term loans most recently priced at 120 to 125 basis points over LIBOR and scheduled to mature in January 2015, 2017 and 2018.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC were the joint bookrunners for the Credit Facility. Bank of America, N.A. is serving as the Administrative Agent, and JPMorgan Chase Bank, N.A. acted as the Syndication Agent.  Merrill

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Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Barclays Capital, Citigroup Global Markets Inc., Credit Agricole Corporate and Investment Bank, RBC Capital Markets, The Toronto Dominion Bank and UBS Securities LLC served as joint lead arrangers, and Barclays Bank PLC, Citibank, N.A., Credit Agricole Corporate and Investment Bank, Royal Bank of Canada, TD Bank, N.A. and UBS Securities LLC served as co-documentation agents for the Credit Facility.

Ventas, Inc., an S&P 500 company, is a leading real estate investment trust.  Its diverse portfolio of nearly 1,500 assets in 47 states (including the District of Columbia) and two Canadian provinces consists of seniors housing communities, skilled nursing facilities, hospitals, medical office buildings and other properties.  Through its Lillibridge subsidiary, Ventas provides management, leasing, marketing, facility development and advisory services to highly rated hospitals and health systems throughout the United States.  More information about Ventas and Lillibridge can be found at www.ventasreit.com and www.lillibridge.com.

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements regarding the Company’s or its tenants’, operators’, borrowers’ or managers’ expected future financial condition, results of operations, cash flows, funds from operations, dividends and dividend plans, financing opportunities and plans, capital markets transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, merger integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements.  These forward-looking statements are inherently uncertain, and actual results may differ from the Company’s expectations.  The Company does not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the Securities and Exchange Commission.  These factors include without limitation: (a) the ability and willingness of the Company’s tenants, operators, borrowers, managers and other third parties to satisfy their obligations under their respective contractual arrangements with the Company, including, in some cases, their obligations to indemnify, defend and hold harmless the Company from and against various claims, litigation and liabilities; (b) the ability of the Company’s tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (c) the Company’s success in implementing its business strategy and the Company’s ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments, including investments in different asset types and outside the United States; (d) macroeconomic conditions such as a disruption of or lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations, and changes in the federal budget resulting in the reduction or nonpayment of Medicare or Medicaid reimbursement rates; (e) the nature and extent of future competition; (f) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (g) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (h) the ability of the Company’s operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the Company’s properties, to deliver high-quality services, to attract and retain qualified personnel and to attract residents and patients; (i) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, and the effect of those changes on the Company’s revenues, earnings and funding sources; (j) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (k) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (l) final determination of the Company’s taxable net income for the year ending December 31, 2013; (m) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases, the Company’s ability to reposition its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations, including indemnification obligations, the Company may incur in connection with the replacement of an existing tenant; (n) risks associated with the Company’s senior living operating portfolio, such as factors that can cause volatility in the Company’s operating income and earnings generated by those properties, including without limitation national and regional economic conditions, costs of food, materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties;

(o) changes in U.S. and Canadian currency exchange rates; (p) year-over-year changes in the Consumer Price Index and the effect of those changes on the rent escalators contained in the Company’s leases, including the rent escalators for two of the Company’s master lease agreements with Kindred Healthcare, Inc., and the Company’s earnings; (q) the Company’s ability and the ability of its tenants, operators, borrowers and managers to obtain and maintain adequate property, liability and other insurance from reputable, financially stable providers; (r) the impact of increased operating costs and uninsured professional liability claims on the Company’s liquidity, financial condition and results of operations or that of the Company’s tenants, operators, borrowers and managers, and the ability of the Company and the Company’s tenants, operators, borrowers and managers to accurately estimate the magnitude of those claims; (s) risks associated with the Company’s medical office building (“MOB”) portfolio and operations, including the Company’s ability to successfully design, develop and manage MOBs, to accurately estimate its costs in fixed fee-for-service projects and to retain key personnel; (t) the ability of the hospitals on or near whose campuses the Company’s MOBs are located and their affiliated health systems to remain competitive and financially viable and to attract physicians and physician groups; (u) the Company’s ability to build, maintain and expand its relationships with existing and prospective hospital and health system clients; (v) risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (w) the impact of market or issuer events on the liquidity or value of the Company’s investments in marketable securities; (x) merger and acquisition activity in the healthcare industry resulting in a change of control of one or more of the Company’s tenants, operators, borrowers or managers or significant changes in the senior management of the Company’s tenants, operators, borrowers or managers; and (y) the impact of litigation or any financial, accounting, legal or regulatory issues that may affect the Company or its tenants, operators, borrowers or managers.  Many of these factors are beyond the control of the Company and its management.

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